                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
Seeks growth of capital and reduction of risk

KEMPER
QUANTITATIVE EQUITY FUND


               "... The changing tides of the market were often
                unpredictable ... During this fast-paced time,
                      we steered the fund by focusing on
                       individual stock selection...."





                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
INDUSTRY SECTORS
9
LARGEST HOLDINGS
10
PORTFOLIO OF
INVESTMENTS
12
FINANCIAL STATEMENTS
14
NOTES TO
FINANCIAL STATEMENTS
19
FINANCIAL HIGHLIGHTS
20
SHAREHOLDERS' MEETING


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER QUANTITATIVE EQUITY FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                11.09%
CLASS B                                10.54%
CLASS C                                10.60%
LIPPER GROWTH FUNDS CATEGORY AVERAGE*  11.98%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not guarantee future performance. Returns, rankings and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.


--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                AS OF      AS OF
                               5/31/98    11/30/97
--------------------------------------------------------------------------------
KEMPER QUANTITATIVE
EQUITY FUND CLASS A             $13.88     $13.03
--------------------------------------------------------------------------------
KEMPER QUANTITATIVE
EQUITY FUND CLASS B             $13.60     $12.84
--------------------------------------------------------------------------------
KEMPER QUANTITATIVE
EQUITY FUND CLASS C             $13.63     $12.86
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
KEMPER QUANTITATIVE EQUITY
FUND RANKINGS AS OF 5/31/98
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH FUNDS CATEGORY*

               CLASS A               CLASS B             CLASS C
--------------------------------------------------------------------------------
1-YEAR         #614 OF 872 FUNDS    #643 OF 872 FUNDS   #640 OF 872 FUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE SIX-MONTH PERIOD ENDED MAY 31, 1998, KEMPER QUANTITATIVE EQUITY FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                             CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHORT-TERM
CAPITAL GAIN                 $.33      $.33      $.33
--------------------------------------------------------------------------------
LONG-TERM
CAPITAL GAIN                 $.20      $.20      $.20
--------------------------------------------------------------------------------


TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[STYLE/SIZE DIAGRAM]

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar's Style Box is based on a portfolio date as of May 31, 1998.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

GRAY MONDAY The name used to identify Monday, October 27, 1997. On that day, the Dow Jones Industrial average lost 554 points or 7 percent of its total value. Gray Monday is a comparison to Black Monday, October 19, 1987, when the market lost almost 23 percent of its total value.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile because the outlook for the company is particularly uncertain, or because of various other reasons.

NIFTY FIFTY EFFECT Scenario in which the stock prices of the largest companies of the S&P 500 rise at a greater rate than the overall market. In the 1960s and 1970s, the "Nifty Fifty" comprised a select group of 50 large, dominant companies. Recently, the Nifty Fifty effect has been driven by investors seeking the greater perceived security of stocks of the largest companies.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

Dr. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $218 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.


DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained low inflation continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the economy continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

  As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

  Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

  While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

  But at its monetary policy meeting at the end of the second quarter, the Federal Reserve Board (the Fed) again chose to leave interest rates alone. In the coming months, the Fed could raise interest rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

  Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing widespread price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

  Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 18 percent in the first half of 1998 but just 3.5 percent in the second quarter as profit concerns moved front and center. Bonds in 1998 have also rewarded investors in terms of real return, which is total return less the rate of inflation. The Treasury and high yield debt markets have performed particularly well.

  U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 5 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will continue to slow down as the year progresses.

  Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profit growth has continued to slow, which appears to be acceptable to investors in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has remained at all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index
(CPI), has stayed at 1.5 to 2 percent.

  Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

  Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. Although the crisis has impacted exporters in particular, it has yet to hurt most U.S. businesses and investors. Quite the

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]


                                NOW (6/30/98)        6 MONTHS AGO         1 YEAR AGO           2 YEARS AGO
10-YEAR TREASURY RATE(1)             5.5                 5.54                6.22                  6.87
PRIME RATE(2)                        8.5                  8.5                 8.5                  8.25
INFLATION RATE(3)*                  1.75                  1.7                 2.3                  2.82
THE U.S. DOLLAR(4)                  9.54                 9.32                7.32                  8.35
CAPITAL GOODS ORDERS(5)*           10.51                14.37                8.58                  2.44
INDUSTRIAL PRODUCTION(5)*           4.42                 5.74                3.91                  3.99
EMPLOYMENT GROWTH(6)                2.62                 2.88                2.56                  2.23

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

*    Data as of May 31, 1998.

contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

        In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

        Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of their momentous entry into the European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

        As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

        Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

July 10, 1998

PERFORMANCE UPDATE

[FORTUNA PHOTO]

PHILIP FORTUNA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HE JOINED THE ORGANIZATION IN 1986 AS AN INSTITUTIONAL PORTFOLIO MANAGER. HE IS THE CO-LEAD PORTFOLIO MANAGER OF KEMPER QUANTITATIVE EQUITY FUND AND ALSO A CO-LEAD PORTFOLIO MANAGER OF KEMPER VALUE + GROWTH FUND AND KEMPER HORIZON FUND. FORTUNA RECEIVED A B.S. DEGREE IN ECONOMICS FROM CARNEGIE MELLON UNIVERSITY AND AN M.B.A. FROM THE UNIVERSITY OF CHICAGO.

[KNAPP PHOTO]

WILLIAM KNAPP JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1992 AS A QUANTITATIVE ANALYST. KNAPP IS THE CO-LEAD PORTFOLIO MANAGER OF KEMPER QUANTITATIVE EQUITY FUND AND ALSO CO-MANAGER OF KEMPER VALUE + GROWTH FUND AND KEMPER HORIZON FUND. HE RECEIVED HIS BACHELOR'S DEGREE AND GRADUATED MAGNA CUM LAUDE FROM DRAKE. KNAPP EARNED A MASTER'S DEGREE AND A Ph.D. FROM THE UNIVERSITY OF WISCONSIN-MADISON.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

BY ADHERING TO A DISCIPLINED, RESEARCH-INTENSIVE STRATEGY, CO-LEAD PORTFOLIO MANAGERS PHILIP FORTUNA AND WILLIAM KNAPP LED KEMPER QUANTITATIVE EQUITY FUND TO A RESPECTABLE RETURN, DESPITE AN AT-TIMES INHOSPITABLE MARKET CLIMATE.

Q     LATELY, THE STOCK MARKET HAS TAKEN INVESTORS ON A ROLLER COASTER RIDE
CHARACTERIZED BY RAPID GAINS AND DECLINES. COULD YOU GIVE US AN OVERVIEW OF THE MARKET ACTIVITY THAT HAS INFLUENCED THE SEMIANNUAL PERIOD?

A     Certainly. Overall, the market posted brisk returns, but investors have had to hold tight through a period of ups and downs. For the semiannual period ending May 31, 1998, the S&P 500 Index gained 15.07 percent, and our benchmark, the Russell 1000 Growth Index gained 14.70 percent. However, these gains were earned against a backdrop of uncertainty and short-term volatility. We entered the semiannual period in the wake of the October 27, 1997's Gray Monday market correction. The markets dipped in November, and global governmental efforts were underway to try to counteract the turmoil in Asian markets. Concerns abated as we moved into 1998, with the U.S. stock market rallying briskly in February. However, the markets then hit turbulent water again, and it became clear that the effects of the economic crisis in Asia were continuing to unfold. Earnings disappointments took a toll on many stocks, particularly those of technology firms and smaller companies. Concerns that the Federal Reserve would increase interest rates also stirred the waters throughout this period.

      Generally, growth outperformed value, domestic stocks were more attractive than international ones, and large company stocks fared better than smaller ones. The changing tides of the market were often unpredictable, making sector-based forecasts particularly unwise. During this fast-paced time, we steered the fund by focusing on individual stock selection.

Q     HOW DID THE FUND PERFORM DURING THIS PERIOD?

A     For the semiannual period, Kemper Quantitative Equity Fund returned 11.09 percent (Class A shares, unadjusted for any sales charge), versus 11.98 percent for the Lipper Growth Funds category. For the one-year period, the fund earned
22.67 percent (Class A shares, unadjusted for any sales charge), compared to
25.86 percent for our peer group. Given the challenges of the preceding six months, we're satisfied with these returns on an absolute basis. That said, we certainly don't want to trail our peer group average or the fund's benchmark over the long haul. However, the short-term market climate has not afforded our value-driven investment strategy as many opportunities as we would have liked it to.

Q     COULD YOU ELABORATE ON HOW YOU MANAGE THE FUND, AND ANY SPECIAL CHALLENGES
POSED BY THE MARKET DURING THE SEMIANNUAL PERIOD?

A     We follow a disciplined, research-intensive approach to stock selection.
We focus on fundamental statistics such as historic earnings, growth rates, book values and cash flow. We seek stocks that we believe are priced reasonably relative to their

PERFORMANCE UPDATE

fundamentals and growth potential. It's important to us to not get carried away by the emotion of the market. When the rest of the market may be using clouded judgement, we want to be able to evaluate the true merits of a stock. We believe this is how we best serve shareholders. During the short term, the market's vicissitudes didn't support our strategy to the degree to which we would have liked, but we do remain confident of the long-term benefits of our approach.

      In an environment of uncertainty, it wasn't surprising to see many investors succumb to emotion. Technology and small-company stocks took the brunt of the Asian meltdown. Many investors reacted to the turmoil in the market by fleeing to the safe haven of larger companies, which are often perceived to offer greater shelter. We saw this as a continuation of the Nifty Fifty effect, wherein the largest stocks of the S&P 500 get pushed up higher than the overall market. We avoided many of these stocks, which were trading beyond a level we felt was sustainable or reasonable, given the companys' underlying fundamentals. Our valuation discipline caused us to miss some short-term gains earned by the market's current darlings, but we still believe that while the highflying stocks may be the life of the party now, they also could be the ones suffering a hangover when the market evaluates them more logically.

      In our most recent quarterly evaluation of the portfolio, the average price-to-earnings ratio was 27.5, very close to that of the S&P 500 Index's
27.1. However, the earnings per share projected five-year median for the fund was 17.6, exceeding the S&P 500's 13.7. That means we're finding stocks at a significantly higher projected growth, but not paying proportionately more.

Q     HOW DID YOU POSITION THE PORTFOLIO?

A     Technology and consumer nondurable stocks make up the lion's share of the portfolio, followed by health care. In these three areas, the fund's allocation falls fairly close to that of the Russell 1000 Growth Index. Compared to that benchmark, the fund has greater exposure to the financials sector, and less exposure to basic industries and energy.

      Given the macro-economic conditions, we've looked for openings to position the fund defensively. Several of the fund's consumer nondurable holdings lived up nicely to that sector's reputation of greater resiliency during times of turmoil. American Greetings Corp. turned in nice returns, and we also benefited from our position in food companies such as ConAgra. During the semiannual period, retail and apparel stocks also contributed to overall performance.

      Within the health care sector, we eschewed many of the highest-priced stocks, but still ended up with exposure to the sector that we feel is appropriate and satisfying. We reaped solid gains from several of our health care holdings, such as ALZA, McKesson, and R.P. Scherer. New health care names also joined the portfolio's ranks. For instance, we added Stryker, a mid-cap manufacturer of medical equipment.

      Financial stocks still hold strong appeal for us, and we see signals of good long-term vitality within the sector. We've seen that the buzz about rising rates hasn't yet come to pass. In fact, we've seen rates go lower, and they could continue to do so. We expect that financial stocks will continue to benefit in this environment. While the trend towards consolidation may taper off from its earlier fevered pitch, there are many indications that synergies will continue to present good opportunities throughout the sector.

      Technology was definitely a mixed bag. On the bright side, Compaq Computer, a significant holding in the portfolio, was one instance where our strategy worked well. Short-term inventory concerns had turned investors against this stock, but we held to our guns. We took advantage of declines to build our position, and overall, came out ahead as the emotion around the stock cleared to reveal the company's longer-term merits.

Q     WHAT DIDN'T TURN OUT AS WELL AS YOU HAD EXPECTED?

A     Our energy stake put a damper on returns. We had bought oil services stocks, such as Rowan Companies and Smith International, because we believed that their prices had bottomed out. However, in hindsight it appears that we were early. Due to low oil prices, oil stocks continue to fall lower, and haven't been able to shake the bad feeling surrounding them. That said, we haven't given up entirely on their potential for improved fortunes. Expectations for oil stocks are low, and any good news could boost them.

      We also suffered from our exposure to tobacco stocks. Based on price weakness, we had built stakes in tobacco firms, such as UST, Inc. and Philip Morris Cos. As we entered the semiannual period, both of these firms were among our top ten holdings. We sold Philip Morris because we feel that the stock's growth prospects are not in line

PERFORMANCE UPDATE


with the rest of the portfolio. We continue to include UST, Inc. among our largest holdings, and have added Universal Corp., a tobacco services company, to the portfolio. Though the dust hasn't cleared as soon as we thought it would, we believe that the cloud of litigation and government regulatory concerns will pass, and that the market will support our confidence in tobacco stocks.

Q     THE FUND HAS A HIGH WEIGHTING IN TECHNOLOGY STOCKS. HOW DID THIS IMPACT
PERFORMANCE?

A     Some of our holdings, such as Diebold was battered by the fallout from
Asia. In some cases, we have opted to move out of those names that don't look likely to get out of trouble soon. For instance, the sting of Diebold's disappointing earnings compelled us to eliminate it from the portfolio toward the end of the semiannual period. However, technology stocks often turn before their earnings do. In the wake of the technology correction, new opportunities are emerging. For instance, semiconductors have taken a beating, and now stocks like National Semiconductor boast tempting prices. It's important to keep in mind that despite the company's short-term weaknesses there will still be a demand for its semiconductors. Part of our disciplined, quantitative strategy means that we're looking beyond the emotion surrounding semiconductors, always keeping an eye on longer-term opportunities.

Q     DO YOU EXPECT THE CURRENT OF THE MARKET TO CONTINUE AS IT HAS?

A Certainly, it will be a challenging investment environment. We expect that volatility will continue. There haven't been sufficient indications that the turmoil in Asia is anywhere near to running its course. We can't escape the fact that we're a part of a global economy, and that international events can exert a significant impact on our markets. Yet, overall, we continue to believe in the long-term potential of domestic equity investing. There are good indications that inflation will be kept in check, which contributes to a healthy environment for stocks. We should be prepared for domestic corporate earnings to slow down throughout the rest of the year and possibly into 1999. We hope that this will set a slower, but saner pace, and allow us to navigate the fund more nimbly.

      Overall, the mid-cap arena is gaining appeal, and we're finding attractive opportunities there. When it comes to investors' recent sentiments, mid-and smaller company names haven't fared as well as their larger company counterparts. In these uncertain conditions, we believe that we have the opportunity to sow the seeds for future growth.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF THE KEMPER QUANTITATIVE EQUITY FUND REPRESENTED ON MAY 31, 1998, AND ON NOVEMBER 30, 1997.

                              [EQUITY PORTION BAR GRAPH]

                            KEMPER QUANTITATIVE EQUITY FUND     KEMPER QUANTITATIVE EQUITY FUND
                                      ON 5/31/98                          ON 11/30/97
CONSUMER NONDURABLES                     29.9%                               28.9%

TECHNOLOGY                               21.3%                               27.3%

HEALTH CARE                              18.4%                               17.8%

FINANCE                                  14.4%                               12.8%

CAPITAL GOODS                             5.8%                                6.1%

ENERGY                                    4.1%                                0.0%

UTILITIES                                 3.4%                                3.0%

CONSUMER DURABLES                         1.7%                                1.4%

BASIC INDUSTRIES                          1.0%                                1.8%

TRANSPORTATION                            0.0%                                0.9%

A COMPARISON WITH THE RUSSELL 1000 GROWTH INDEX*

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF THE KEMPER QUANTITATIVE EQUITY FUND REPRESENTED ON MAY 31, 1998, COMPARED TO THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 1000 GROWTH INDEX.

                        [RUSSELL 1000 GROWTH BAR GRAPH]

                            KEMPER QUANTITATIVE EQUITY FUND     RUSSELL 1000 GROWTH INDEX
                                      ON 5/31/98                       ON 5/31/98
CONSUMER NONDURABLES                     29.9%                            31.5%

TECHNOLOGY                               21.3%                            23.4%

HEALTH CARE                              18.4%                            20.9%

FINANCE                                  14.4%                             7.2%

CAPITAL GOODS                             5.8%                             9.5%

ENERGY                                    4.1%                             2.2%

UTILITIES                                 3.4%                             1.8%

CONSUMER DURABLES                         1.7%                             0.6%

BASIC INDUSTRIES                          1.0%                             2.7%

TRANSPORTATION                            0.0%                             0.1%

* The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*

Representing 23.0 percent of the fund's total net assets on May 31, 1998.


--------------------------------------------------------------------------------------------------------
HOLDINGS                                                                                         PERCENT
--------------------------------------------------------------------------------------------------------
1.          WORLDCOM                      One of the largest long distance telecommunications       3.2%
                                          companies in the U.S., offering domestic and
                                          international voice, data and video products and
                                          services.
--------------------------------------------------------------------------------------------------------
2.          CISCO SYSTEMS                 Largest, most comprehensive supplier of routing           3.1%
                                          software and related systems that direct the flow of
                                          data between local area networks.
--------------------------------------------------------------------------------------------------------
3.          ALZA                          Engaged in the development of pharmaceutical products     2.9%
                                          using advanced drug delivery technologies to add
                                          medical and economic value to drug therapies.
--------------------------------------------------------------------------------------------------------
4.          MERCK                         A leading research-driven pharmaceutical products and     2.2%
                                          services company. Merck discovers, develops,
                                          manufactures and markets a broad range of products to
                                          improve human and animal health.
--------------------------------------------------------------------------------------------------------
5.          COMPAQ COMPUTER               Designs, develops, manufactures and markets personal      2.2%
                                          computers for business and professional users.
--------------------------------------------------------------------------------------------------------
6.          GENERAL ELECTRIC              Operates in major businesses including power              2.1%
                                          generators, appliances, lighting, plastics, medical
                                          systems, aircraft engines, financial services and
                                          broadcasting.
--------------------------------------------------------------------------------------------------------
7.          CARNIVAL                      Engaged in the operation of cruise lines, resort and      2.0%
                                          casino complexes, hotels, transportation and tour
                                          businesses.
--------------------------------------------------------------------------------------------------------
8.          UST                           Engaged in the manufacturing and selling of moist         1.9%
                                          snuff, wine and other products.
--------------------------------------------------------------------------------------------------------
9.          TOMMY HILFIGER                Designs, sources and markets classic American designer    1.7%
                                          sportswear for men and boys at value prices.
--------------------------------------------------------------------------------------------------------
10.         SUN MICROSYSTEMS              A provider of high performance workstations, servers,     1.7%
                                          and networking software for the engineering,
                                          scientific, commercial, and technical industries.
--------------------------------------------------------------------------------------------------------

*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER QUANTITATIVE EQUITY FUND

PORTFOLIO OF INVESTMENTS AT MAY 31, 1998 (unaudited)
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------
COMMON STOCKS                                                            NUMBER OF SHARES     VALUE
---------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--1.0%
                               Ecolab                                               5,000   $   154
                               --------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
CAPITAL GOODS--5.4%
                               American Standard Companies                          3,500       169
                               General Electric Co.                                 3,900       325
                               Tyco International, Ltd.                             1,500        83
                            (a)U.S. Filter Corp.                                    4,600       140
                            (a)USA Waste Services                                   2,537       120
                               --------------------------------------------------------------------
                                                                                                837
---------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--15.8%
                            (a)Apollo Group, Inc.                                   2,250        72
                            (a)AutoZone                                             4,900       163
                               Carnival Corp.                                       4,500       305
                            (a)Consolidated Stores Corp.                            3,000       115
                               Deluxe Corp.                                         2,000        67
                               Dillard Department Stores                            1,700        72
                            (a)Jones Apparel Group                                  2,000       127
                               Lowe's Companies, Inc.                               2,000       158
                            (a)MGM Grand                                            6,800       226
                               NIKE                                                 4,850       223
                            (a)Nine West Group                                      9,000       254
                            (a)Payless ShoeSource, Inc.                             2,000       140
                            (a)Tommy Hilfiger Corp.                                 4,000       269
                               Walt Disney Co.                                      2,100       238
                               --------------------------------------------------------------------
                                                                                              2,429
---------------------------------------------------------------------------------------------------
CONSUMER DURABLES--1.6%
                               HON Industries, Inc.                                 4,500       144
                               Magna International, Inc., "A"                       1,500       106
                               --------------------------------------------------------------------
                                                                                                250
---------------------------------------------------------------------------------------------------
CONSUMER STAPLES--12.4%
                               American Greetings Corp.                             5,400       256
                               Avon Products                                        2,000       164
                               ConAgra, Inc.                                        3,000        88
                               General Nutrition                                    4,000       126
                               Newell Co.                                           3,000       145
                               PepsiCo                                              4,000       163
                               Procter & Gamble Co.                                 2,900       243
                            (a)Smithfield Foods, Inc.                               4,000       108
                               Tupperware Corp.                                     3,000        81
                               Universal Corp.                                      6,600       248
                               UST, Inc.                                           10,800       288
                               --------------------------------------------------------------------
                                                                                              1,910
---------------------------------------------------------------------------------------------------
ENERGY--3.9%
                               Cooper Cameron Corp.                                 3,700       220
                               R & B Falcon Corp.                                   2,500        72
                            (a)Rowan Companies, Inc.                                5,500       141
                               Smith International                                  3,300       162
                               --------------------------------------------------------------------
                                                                                                595
---------------------------------------------------------------------------------------------------
FINANCE--13.6%
                               Ambac Financial Group, Inc.                          1,500        82
                               American General Corp.                               2,000       134
                               BB & T Corp.                                         2,000       132
                               Bear Stearns Cos.                                    3,000       163
                               Community First Bankshares                           6,000       146
                               Federal National Mortgage Association                3,600       216
                               Hibernia Corp.                                       9,000       189
                               ITT Hartford Group                                     700        77
                               Jefferson-Pilot Corp.                                2,550       146
                               MGIC Investment Corp.                                1,800       108
                               Merrill Lynch & Co.                                  1,200       107
                               Morgan Stanley, Dean Witter, Discover & Co.          2,500       195

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------
                                                                         NUMBER OF SHARES     VALUE
---------------------------------------------------------------------------------------------------
                               NationsBank                                          2,000   $   151
                               Republic NY Corp.                                      300        39
                               Safeco Corp.                                         1,100        51
                               Torchmark Corp.                                      1,500        64
                               Travelers Group                                      1,500        91
                               --------------------------------------------------------------------
                                                                                              2,091
---------------------------------------------------------------------------------------------------
HEALTH CARE--17.4%
                            (a)ALZA Corp.                                           9,200       445
                               American Home Products Corp.                         3,800       184
                               Astra AB, ADR                                       11,466       232
                               Bergen Brunswig Corp.                                5,000       207
                               First Health Group Corp.                             3,700       210
                               McKesson Corp.                                       3,000       234
                               Merck & Co.                                          2,900       339
                               R.P. Scherer Corp.                                   2,200       182
                               Schering-Plough Corp.                                2,000       167
                               Stryker Corp.                                        6,000       245
                               United Healthcare Corp.                              3,600       230
                               --------------------------------------------------------------------
                                                                                              2,675
---------------------------------------------------------------------------------------------------
TECHNOLOGY--20.1%
                               Analog Devices                                       3,000        74
                            (a)Applied Materials, Inc.                              7,500       240
                               Bay Networks                                         4,500       125
                               Cadence Design Systems                               4,500       159
                            (a)Cisco Systems                                        6,300       476
                               Compaq Computer Corp.                               12,400       339
                            (a)Computer Sciences Corp.                              2,000       104
                               Linear Technology Corp.                              2,100       147
                            (a)Microchip Technology                                 5,400       132
                               National Semiconductor Corp.                         7,500       122
                            (a)Novellus Systems                                     3,500       132
                               Parametric Technology Corp.                          4,400       135
                            (a)Quantum Corp.                                       11,000       241
                               Reynolds & Reynolds Co.                              8,800       184
                            (a)Sun Microsystems                                     6,600       264
                               Teradyne, Inc.                                       7,000       215
                               --------------------------------------------------------------------
                                                                                              3,089
---------------------------------------------------------------------------------------------------
UTILITIES--3.2%
                            (a)WorldCom, Inc.                                      10,700       487
                               --------------------------------------------------------------------
                               TOTAL COMMON STOCKS--94.4%
                               (Cost: $12,228)                                               14,517
                               --------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

 MONEY MARKET                                                                   PRINCIPAL
 INSTRUMENTS--2.3%                                                               AMOUNT     VALUE
-------------------------------------------------------------------------------------------------
                               Yield--4.74% to 5.57%
                               Due--June and July 1998
                               (Cost: $350)                                        $350       350
                               ------------------------------------------------------------------
                               TOTAL INVESTMENTS--96.7%
                               (Cost: $12,578)                                             14,867
                               ------------------------------------------------------------------
                               CASH AND OTHER ASSETS, LESS LIABILITIES--3.3%                  513
                               ------------------------------------------------------------------
                               NET ASSETS--100%                                           $15,380
                               ------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $12,578,000 for federal income tax purposes at May 31, 1998, the gross unrealized appreciation was $2,737,000, the gross unrealized depreciation was $448,000 and the net unrealized appreciation on investments was $2,289,000.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1998 (unaudited)
(IN THOUSANDS)

-------------------------------------------------
 ASSETS
-------------------------------------------------
Investments, at value
(Cost: $12,578)                           $14,867
-------------------------------------------------
Cash                                          457
-------------------------------------------------
Receivable for:
  Investments sold                            586
-------------------------------------------------
  Fund shares sold                             25
-------------------------------------------------
  Dividends                                    10
-------------------------------------------------
    TOTAL ASSETS                           15,945
-------------------------------------------------

-------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------

Payable for:
  Investments purchased                       535
-------------------------------------------------
  Management fee                                7
-------------------------------------------------
  Distribution services fee                     4
-------------------------------------------------
  Administrative services fee                   1
-------------------------------------------------
  Trustees' fees and other                     18
-------------------------------------------------
    Total liabilities                         565
-------------------------------------------------
NET ASSETS                                $15,380
-------------------------------------------------

-------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------

Paid-in capital                           $12,891
-------------------------------------------------
Undistributed net realized gain on
investments                                   200
-------------------------------------------------
Net unrealized appreciation on
investments                                 2,289
-------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
OUTSTANDING                               $15,380
-------------------------------------------------

-------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price
  per share ($6,250/450 shares
  outstanding)                             $13.88
-------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering
  price)                                   $14.73
-------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share ($4,517/332 shares
  outstanding)                             $13.60
-------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share ($1,585/116 shares
  outstanding)                             $13.63
-------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price
  per share
  ($3,028/217 shares outstanding)          $13.94
-------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1998 (unaudited)
(IN THOUSANDS)

------------------------------------------------
 INVESTMENT INCOME
------------------------------------------------
Dividends                                 $   67
------------------------------------------------
Interest                                      22
------------------------------------------------
    Total investment income                   89
------------------------------------------------
Expenses:
  Management fee                              40
------------------------------------------------
  Distribution services fee                   19
------------------------------------------------
  Administrative services fee                  3
------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                            16
------------------------------------------------
  Professional fees                            6
------------------------------------------------
  Reports to shareholders                     20
------------------------------------------------
  Registration fees                            2
------------------------------------------------
  Trustees' fees and other                    10
------------------------------------------------
    Total expenses                           116
------------------------------------------------
NET INVESTMENT LOSS                          (27)
------------------------------------------------

------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
------------------------------------------------

  Net realized gain on sales of
  investments                                 48
------------------------------------------------
  Net realized gain from futures
  transactions                               152
------------------------------------------------
    Net realized gain                        200
------------------------------------------------
  Change in net unrealized appreciation
  on investments                           1,177
------------------------------------------------
Net gain on investments                    1,377
------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                           $1,350
------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)


                                          SIX MONTHS
                                            ENDED           YEAR ENDED
                                         MAY 31, 1998      NOVEMBER 30,
                                          (UNAUDITED)           1997
---------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------
  Net investment loss                    $      (27)                   (46)
---------------------------------------------------------------------------
  Net realized gain                             200                     501
---------------------------------------------------------------------------
  Change in net unrealized appreciation       1,177                     680
---------------------------------------------------------------------------
Net increase in net assets resulting
from operations                               1,350                   1,135
---------------------------------------------------------------------------
Distribution from net realized gain            (466)                   (78)
---------------------------------------------------------------------------
Net increase from capital share
transactions                                  3,279                   5,564
---------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                  4,163                   6,621
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------
Beginning of period                          11,217                   4,596
---------------------------------------------------------------------------
END OF PERIOD                            $   15,380                  11,217
---------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1  DESCRIPTION OF THE
   FUND Kemper Quantitative Equity Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.
--------------------------------------------------------------------------------

2  SIGNIFICANT
   ACCOUNTING POLICIES       INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m.

NOTES TO FINANCIAL STATEMENTS

                             Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended May 31, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.
--------------------------------------------------------------------------------

3  TRANSACTIONS
   WITH AFFILIATES           MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $40,000 for the six months ended May 31, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                        COMMISSIONS    COMMISSIONS ALLOWED
                                                                      RETAINED BY KDI    BY KDI TO FIRMS
                                                                      ---------------  -------------------
                             Six months ended May 31, 1998            $      3,000             28,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                      DISTRIBUTION FEES     COMMISSIONS AND
                                                                          AND CDSC       DISTRIBUTION FEES PAID
                                                                       RECEIVED BY KDI      BY KDI TO FIRMS
                                                                      -----------------  ----------------------
                             Six months ended May 31, 1998            $        21,000                56,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                        ASF PAID BY    ASF PAID BY
                                                                      THE FUND TO KDI  KDI TO FIRMS
                                                                      ---------------  ------------
                             Six months ended May 31, 1998            $      3,000          10,000

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $9,000 for the six months ended May 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended May 31, 1998, the Fund made no payments to its officers and incurred trustees' fees of $2,000 to independent trustees.
--------------------------------------------------------------------------------

4  INVESTMENT
   TRANSACTIONS              For the six months ended May 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                    $7,023

                             Proceeds from sales                           4,943

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5  CAPITAL SHARE
   TRANSACTIONS
                             The following table summarizes the activity in capital shares of the Fund (in thousands):

                                           SIX MONTHS      YEAR ENDED
                                             ENDED        NOVEMBER 30,
                                          MAY 31, 1998        1997
                                         --------------  ---------------
                                         SHARES  AMOUNT  SHARES  AMOUNT
------------------------------------------------------------------------
 SHARES SOLD
------------------------------------------------------------------------
 Class A                                   183  $2,494     140   $1,750
------------------------------------------------------------------------
 Class B                                   128   1,708     137    1,715
------------------------------------------------------------------------
 Class C                                    20     264      55      647
------------------------------------------------------------------------
 Class I                                    75   1,005     450    5,443
------------------------------------------------------------------------
------------------------------------------------------------------------
 SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
------------------------------------------------------------------------
 Class A                                    12     154       3       30
------------------------------------------------------------------------
 Class B                                     9     114       2       19
------------------------------------------------------------------------
 Class C                                     4      53       1       14
------------------------------------------------------------------------
 Class I                                    11     137       1       15
------------------------------------------------------------------------
------------------------------------------------------------------------
 SHARES REDEEMED
------------------------------------------------------------------------
 Class A                                   (37)   (502)    (11)    (147)
------------------------------------------------------------------------
 Class B                                   (16)   (217)    (27)    (341)
------------------------------------------------------------------------
 Class C                                    (8)   (101)    (36)    (425)
------------------------------------------------------------------------
 Class I                                  (131) (1,830)   (265)  (3,156)
------------------------------------------------------------------------
------------------------------------------------------------------------
 CONVERSION OF SHARES
------------------------------------------------------------------------
 Class A                                     2      26       1       12
------------------------------------------------------------------------
 Class B                                    (2)    (26)     (1)     (12)
------------------------------------------------------------------------
 NET INCREASE FROM CAPITAL SHARE
 TRANSACTIONS                                   $3,279           $5,564
------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6  FINANCIAL FUTURES
   CONTRACTS                 The Fund has entered into exchange traded financial
                             futures contracts in order to take advantage of anticipated market conditions and, as such, bears the risk that arises from owning these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the fund and the broker as the market value of the futures contract fluctuates. At May 31, 1998, the market value of assets pledged by the Fund to cover margin requirements for open futures was $50,000. The Fund also had liquid assets in excess of the face amount of open futures contracts. At May 31, 1998, the following futures contracts were owned by the Fund.


                                                                      CONTRACT            EXPIRATION  GAIN AT
                             TYPE                                      AMOUNT   POSITION    MONTH     5/31/98
                             --------------------------------------------------------------------------------
                             S&P 500 Index                            $542,000    Long     June '98   $3,000
                             --------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                         ------------------------------------------    -------------------------------------------
                                                           CLASS A                                       CLASS B
                                         ------------------------------------------    -------------------------------------------
                                         SIX MONTHS        YEAR         FEBRUARY 15    SIX MONTHS        YEAR        FEBRUARY 15
                                            ENDED          ENDED            TO            ENDED          ENDED           TO
                                           MAY 31,     NOVEMBER 30,    NOVEMBER 30,      MAY 31,     NOVEMBER 30,    NOVEMBER 30,
                                            1998           1997            1996           1998           1997           1996
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $    13.03           11.12            9.50         12.84           11.04            9.50
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                            --            (.03)             --          (.02)           (.08)           (.04)
----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain             1.38            2.13            1.62          1.31            2.07            1.58
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations               1.38            2.10            1.62          1.29            1.99            1.54
----------------------------------------------------------------------------------------------------------------------------------
Less distribution from net realized
  gain                                          .53             .19              --           .53             .19              --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $    13.88           13.03           11.12         13.60           12.84           11.04
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 11.09%          19.25           17.05         10.54           18.37           16.21
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)(a)
----------------------------------------------------------------------------------------------------------------------------------
Expenses                                       1.48%           1.45            1.48          2.28            2.27            2.32
----------------------------------------------------------------------------------------------------------------------------------
Net investment loss                            (.21)%          (.36)           (.16)        (1.01)          (1.18)          (1.00)
----------------------------------------------------------------------------------------------------------------------------------

                                         ------------------------------------------    -------------------------------------------
                                                           CLASS C                                       CLASS I
                                         ------------------------------------------    -------------------------------------------
                                         SIX MONTHS        YEAR         FEBRUARY 15    SIX MONTHS        YEAR        SEPTEMBER 9
                                            ENDED          ENDED            TO            ENDED          ENDED           TO
                                           MAY 31,     NOVEMBER 30,    NOVEMBER 30,      MAY 31,     NOVEMBER 30,    NOVEMBER 30,
                                            1998           1997            1996           1998           1997           1996
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $    12.86           11.05            9.50         13.08           11.14            9.67
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (.03)           (.11)           (.04)          .01            (.01)             --
----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain             1.33            2.11            1.59          1.38            2.14            1.47
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations               1.30            2.00            1.55          1.39            2.13            1.47
----------------------------------------------------------------------------------------------------------------------------------
Less distribution from net realized
  gain                                          .53             .19              --           .53             .19              --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $    13.63           12.86           11.05         13.94           13.08           11.14
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 10.60%          18.45           16.32         11.13           19.48           15.20
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)(a)
----------------------------------------------------------------------------------------------------------------------------------
Expenses                                       2.14%           2.16            2.33          1.12            1.26            1.08
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                   (.87)%         (1.07)          (1.01)          .15            (.17)           (.05)
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------

                                         SIX MONTHS        YEAR        FEBRUARY 15
                                            ENDED          ENDED           TO
                                           MAY 31,     NOVEMBER 30,    NOVEMBER 30,
                                            1998           1997           1996
------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                               $   15,380          11,217           4,596
------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             68%             84              72
------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Data for the period ended May 31, 1998 is unaudited.

(a) The investment manager agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund for the period ended November 30, 1996. Absent this waiver, the ratios of expenses to average net assets would have increased and the ratios of net investment income to average net assets would have decreased for the period ended November 30, 1996 by the following amounts: for Class A, 0.78%, for Class B, 0.83%, for Class C, 0.79% and for Class I, 1.15%.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held and adjourned as necessary. Kemper Quantitative Equity Fund shareholders were asked to vote on five separate issues: election of the nine members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Scudder Kemper Investments, Inc., approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure, and approval of a new rule 12b-1 distribution plan with Kemper Distributors, Inc. for Class B shares and Class C shares. The following are the results for each issue:

1) Election of Trustees

                           For           Withheld
   David W. Belin          534,616       2,108
   Lewis A. Burnham        534,616       2,108
   Donald L. Dunaway       534,177       2,548
   Robert B. Hoffman       534,075       2,650
   Donald R. Jones         534,616       2,108
   Shirley D. Peterson     534,177       2,548
   Daniel Pierce           534,088       2,636
   William P. Sommers      534,616       2,108
   Edmond D. Villani       533,877       2,848

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

   For      Against   Abstain

   533,864  248       2,613

3) Approval of a new investment management agreement with Scudder Kemper Investments, Inc.

   For      Against   Abstain

   530,721  3,175     2,829

4) Approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure.

                                 Broker
   For      Against   Abstain   Non-Votes

   515,454  6,806     2,636     11,829

5) To approve a new rule 12b-1 distribution plan with Kemper Distributors, Inc.

              For      Against   Abstain

   Class B    114,039  455       292
   Class C    81,001   0         1,647

NOTES

                                                                           NOTES

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                        OFFICERS

DANIEL PIERCE                   MARK CASADY                KATHRYN L. QUIRK
Chairman and Trustee            President                  Vice President

DAVID W. BELIN                  PHILIP J. COLLORA          STEVEN H. REYNOLDS
Trustee                         Vice President and         Vice President
                                Secretary
LEWIS A. BURNHAM                                           LINDA J. WONDRACK
Trustee                         JOHN R. HEBBLE             Vice President
                                Treasurer
DONALD L. DUNAWAY                                          MAUREEN E. KANE
Trustee                         PHILIP FORTUNA             Assistant Secretary
                                Vice President
ROBERT B. HOFFMAN                                          CAROLINE PEARSON
Trustee                         JERARD K. HARTMAN          Assistant Secretary
                                Vice President
DONALD R. JONES                                            ELIZABETH C. WERTH
Trustee                         WILLIAM KNAPP              Assistant Secretary
                                Vice President
SHIRLEY D. PETERSON
Trustee                         THOMAS W. LITTAUER
                                Vice President
WILLIAM P. SOMMERS
Trustee                         ANN M. MCCREARY
                                Vice President
EDMOND D. VILLANI
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                      VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                   222 North LaSalle Street
                                   Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER                        KEMPER SERVICE COMPANY
SERVICE AGENT                      P.O. Box 419557
                                   Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND                      INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                     801 Pennsylvania
                                   Kansas City, MO 64105

--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER              KEMPER DISTRIBUTORS, INC.
                                   222 South Riverside Plaza Chicago, IL 60606 www.kemper.com


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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)


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KQEF-3 (7/98) 1050260